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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2001


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                         027455                         58-2422929

(State or other             (Commission File Number)              (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                         Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700                       30303
Atlanta, Georgia

(Address of principal executive offices)                              (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)


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Item 5.       Other Events

     On November 27, 2001, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing that the stockholders of AirGate had approved at a Special Meeting of Stockholders AirGate's acquisition of iPCS, Inc., a Delaware corporation ("iPCS"), pursuant to an Agreement and Plan of Merger dated as of August 28, 2001 by and among AirGate and iPCS (the "Merger Agreement"). The Merger Agreement contemplates that AirGate will acquire iPCS by merging a wholly owned subsidiary of AirGate with and into iPCS (the "Merger"). The closing of the Merger is subject to the satisfaction of certain customary conditions. It is anticipated that the Merger will close on November 30, 2001. A copy of the press release referenced above is attached hereto as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

     (c)      Exhibits.

Exhibit No.                      Description
-----------                      -----------
   99.1        Press release of AirGate PCS, Inc. dated November 27, 2001


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AIRGATE PCS, INC.
                                        (Registrant)


Date:  November 27, 2001                By:  /s/ Alan B. Catherall
                                            ------------------------------
                                            Name:    Alan B. Catherall
                                            Title:   Chief Financial Officer

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                                  EXHIBIT INDEX

 Exhibit No.                          Description
 -----------                          -----------
    99.1         Press release of AirGate PCS, Inc. dated November 27, 2001


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